Properties

PIN 65363 - 0026 LT *Interest/Estate* Fee Simple

Description PCL 12080 SEC SEC; S 1/2 LT 7 CON 1 STOCK AS IN CP6377, EXCEPT PT 3, 6R2449 AND MRO AS IN C237185; S/T C237185; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0027 LT *Interest/Estate* Fee Simple

Description PCL 18786 SEC SEC; PT S 1/2 LT 7 CON 1 STOCK PT 3, 6R2449; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0060 LT *Interest/Estate* Leasehold

Description PCL 270 SEC LC; N 1/2 OF N 1/2 LT 9 CON 1 STOCK; MINING CLAIM L. 70548 STOCK; MINING CLAIM L. 70549 STOCK; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0061 LT *Interest/Estate* Leasehold

Description PCL 271 SEC LC; N PT LT 8 CON 1 STOCK; MINING CLAIM L. 70550 STOCK; MINING CLAIM L. 70551 STOCK; MINING CLAIM L. 70552 STOCK; MINING CLAIM L. 70553 STOCK DESCRIBED AS FOLLOWS: ALL THAT PT OF SAID LT LYING N OF A LINE DRAWN ACROSS SAID LT ON A COURSE OF E AST'Y FROM A POINT IN THE W BOUNDARY OF SAID LT DISTANT 40.05 CHAINS MEASURED NLY THEREON FROM THE SW ANGLE THEREOF, CONTAINING BY ADMEASUREMENT ONE HUNDRED AND FORTY (140) ACRES, MORE OR LESS; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0062 LT *Interest/Estate* Fee Simple

Description PCL 5714 SEC SEC; N 1/2 LT 7 CON 1 STOCK PT 1, 6R2275 AND PT 2, 6R2449; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0064 LT *Interest/Estate* Leasehold

Description PCL 272 SEC LC; N 1/2 LT 5 CON 1 STOCK COMPRISING OF; MINING CLAIM L. 70554 STOCK; MINING CLAIM L. 70555 STOCK; MINING CLAIM L. 70556 STOCK; MINING CLAIM L. 70557 STOCK; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0065 LT *Interest/Estate* Fee Simple

Description PCL 7130 SEC SEC; N 1/2 LT 4 CON 1 STOCK; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0085 LT *Interest/Estate* Leasehold

Description PCL 269 SEC LC; S PT LT 6 CON 2 STOCK T/W ANY LAND UNDER THE WATER OF DRIFTWWOD CREEK LYING WITHIN THE FOLLOWING DESCRIBED BOUNDARIES, COMPRISING; MINING CLAIM L. 70542 STOCK; MINING CLAIM L. 70543 STOCK; MINING CLAIM L. 70546 STOCK; MINING CLAIM L. 70547 STOCK DESCRIBED AS FOLLOWS: ALL THAT PT OF SAID LT LYING S OF A LINE DRAWN ACROSS SAID LT PARALLEL TO THE N BOUNDARY THEREOF AND DISTANT SLY THEREFROM 39.60 CHAINS, CONTAINING BY ADMEASUREMENT ONE HUNDRED AND SEVENTY (170) ACRES, MORE OR LESS; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0086 LT *Interest/Estate* Leasehold

Description PCL 268 SEC LC; S PT LT 7 CON 2 STOCK T/W ANY LAND UNDER THE WATER OF DRIFTWOOD CREEK LYING WITHIN THE FOLLOWING DESCRIBED BOUNDARIES, COMPRISING; MINING CLAIM L. 70540 STOCK; MINING CLAIM L. 70541 STOCK; MINING CLAIM L. 70544 STOCK; MINING CLAIM L. 70545 STOCK DESCRIBED AS FOLLOWS: ALL THAT PT OF SAID LT LYING S OF A LINE DRAWN W AST'Y ACROSS SAID LT FROM A POINT IN THE E BOUNDARY OF SAID LT DISTANT 40 CHAINS MEASURED SLY THEREON FROM THE NE ANGLE THEREOF, CONTAINING BY ADMEASUREMENT ONE HUNDRED AND SIXTY-SEVEN (167) ACRES, MORE OR LESS; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0087 LT *Interest/Estate* Leasehold

Description PCL 267 SEC LC; S 1/2 OF S 1/2 LT 8 CON 2 STOCK; MINING CLAIM L. 70538 STOCK; MINING CLAIM L. 70539 STOCK; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

Properties

PIN	65363 - 0088 LT *Interest/Estate* Leasehold
Description	PCL 266 SEC LC; S 1/2 OF S 1/2 LT 9 CON 2 STOCK; MINING CLAIM L. 70536 STOCK; MINING CLAIM L. 70537 STOCK CONTAINING BY ADMEASUREMENT EIGHTY-ONE AND SEVENTY-FIVE ONE-HUNDREDTHS (81.75) ACRES, MORE OR LESS; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0091 LT *Interest/Estate* Fee Simple - Surface Rights
Description	PCL 14573 SEC SEC SRO; N PT LT 7 CON 2 STOCK BEING ALL THAT PT OF SAID LT LYING N OF A LINE DRAWN W AST'Y ACROSS SAID LT FROM A POINT IN THE E BOUNDARY THEREOF 40 CHAINS S OF THE NE ANGLE THEREOF, CONTAINING BY ADMEASUREMENT ONE HUNDRED AND SIXTY (160) ACRES, MORE OR LESS; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0204 LT *Interest/Estate* Fee Simple - Mining Rights
Description	PCL 19217 SEC SEC MRO; S 1/2 LT 7 CON 1 STOCK AS IN CP6377, EXCEPT PT 3, 6R2449, T/W THE ABSOLUTE RIGHT AND LIBERTY TO THE TRANSFEREE, ITS AGENTS, SERVANTS AND WORKMEN AND ALL OTHER PERSONS ENTITLED TO ENTER UPON THE LANDS IN ORDER TO INITIATE OR CARRY OUT WORK THEREON AND TO REMOVE AND DISPOSE OF THE ORES AND MINERALS HEREBY CONVEYED AND DO ALL THINGS IT MAY DEEM NECESSARY OR ADVISABLE, AND TO BRING ON THE LANDS SUCH MACHINERY AND EQUIPMENT AND ERECT SUCH BUILDINGS AS IT MAY DEEM NECESSARY OR ADVISABLE. PROVIDED NOTWITHSTANDING THE FOREGOING THE TRANSFEREE HEREIN SHALL COMPENSATE THE TRANSFERORS HEREIN FOR ALL ACTUAL DAMAGE SUFFERED TO THE LANDS BY ANY SUCH ENTRY, WORK, REMOVAL OR DISPOSITION OF ORES AND MINERALS, WHICH COMPENSATION AND AMOUNT OF DAMAGE SHALL BE DETERMINED BY MUTUAL AGREEMENT BTN THE PARTIES AND IF NO SUCH MUTUAL AGREEMENT CAN BE REACHED, THEN BY ARBITRATION GOVERNED BY THE PROVISIONS OF THE ARBITRATION ACT, R.S.O. 1970, CHAPTER 25, BY TWO ARBITRATORS ONE OF WHOM SHALL BE APPOINTED BY EACH OF THE TRANSFERORS AND THE TRANSFEREE WHO SHALL APPOINT A THIRD ARBITRATOR AND THE DECISION OF THE MAJORITY OF THE ARBITRATORS SHALL BE FINAL AND BINDING UPON THE PARTIES; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0210 LT *Interest/Estate* Fee Simple - Mining Rights
Description	PCL 14806 SEC SEC MRO; PT S PT LT 6 CON 1 STOCK DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE E BOUNDARY OF THE SAID LT DISTANT 2640 FT MEASURED SLY ALONG THE SAID E BOUNDARY FROM THE NE ANGLE OF THE SAID LT; THENCE SLY ALONG THE SAID E BOUNDARY 1952.78 FT, MORE OR LESS, TO A POINT THAT IS DISTANT 445 FT FROM THE SE ANGLE OF THE SAID LT, SAID POINT BEING THE NE ANGLE OF THE LAND ENTERED AS PARCEL 10090 IN THE REGISTER FOR SOUTH EAST COCHRANE; THENCE S 89 DEGREES 59 MINUTES 25 SECONDS W ALONG THE N BOUNDARY OF THE SAID PARCEL 400.1 FT, MORE OR LESS, TO A POINT ON THE NE BOUNDARY OF A KING'S HIGHWAY AS SHOWN ON DEPARTMENT OF HIGHWAYS PLAN P-2245-5; THENCE N 28 DEGREES 36 MINUTES W 92.21 FT; THENCE N 61 DEGREES 13 MINUTES W 283 FT; THENCE S 28 DEGREES 47 MINUTES W 35 FT; THENCE S 61 DEGREES 13 MINUTES E 272.76 FT; THENCE S 28 DEGREES 36 MINUTES E 484.31 FT; THENCE S 89 DEGREES 59 MINUTES 25 SECONDS W 609.11 FT TO THE SE ANGLE OF THE LAND ENTERED AS PARCEL 9713 IN THE REGISTER FOR SOUTH EAST COCHRANE, THE LAST MENTIONED SIX COURSES BEING ALONG THE BOUNDARIES OF THE SAID ING'S HIGHWAY: THENCE NLY AND PARALLEL TO THE W BOUNDARY OF SAID LT 210 FT; THENCE S 89 DEGREES 59 MINUTES 25 SECONDS W 645 FT; THENCE SLY AND PARALLEL TO THE W BOUNDARY OF THE SAID LT 210 FT TO A POINT ON THE N BOUNDARY OF THE SAID KING'S HIGHWAY THE LAST MENTIONED THREE COURSES BEING ALONG THE BOUNDARIES OF THE SAID PARCEL 9713 IN THE REGISTER FOR SOUTH EAST COCHRANE; THENCE S 89 DEGREES 59 MINUTES 25 SECONDS W AND ALONG THE N BOUNDARY OF THE SAID KING'S HIGHWAY 1150 FT TO A POINT ON THE SAID W BOUNDARY OF THE SAID LT; THENCE NLY ALONG THE SAID W BOUNDARY 2293.08 FT, MORE OR LESS, TO A POINT THAT IS DISTANT 2640 FT MEASURED SLY ALONG THE SAID W BOUNDARY FROM THE NW ANGLE OF THE SAID LT; THENCE ELY ACROSS THE SAID LT AND PARALLEL TO THE N BOUNDARY 2640 FT, MORE OR LESS, TO THE POC, CONTAINING ONE HUNDRED AND TWENTY-SIX AND THIRTY ONE-HUNDREDTHS (126.30) ACRES, MORE OR LESS; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0219 LT *Interest/Estate* Fee Simple - Mining Rights
Description	PCL 8458 SEC SEC MRO; S PT LT 8 CON 1 STOCK BEING ALL THAT PT OF SAID LT LYING S OF A LINE DRAWN ACROSS SAID LT ON A COURSE E AST'Y FROM A POINT ON THE W BOUNDARY THEREOF 40 CHAINS 5 LINKS N OF THE SW ANGLE OF SAID LT, CONTAINING BY ADMEASUREMENT ONE HUNDRED AND SIXTY (160) ACRES, MORE OR LESS; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON

Properties

PIN	65363 - 0225 LT *Interest/Estate* Fee Simple - Mining Rights
Description	PCL 5183 SEC SEC MRO; S PT BROKEN LT 10 CON 1 STOCK BEING ALL THAT PT OF SAID LT LYING S OF A LINE DRAWN ACROSS SAID LT PARALLEL WITH THE N LIMIT THEREOF AND DISTANT S THEREFROM 21 CHAINS, CONTAINING BY ADMEASUREMENT 160 ACRES, MORE OR LESS; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0232 LT *Interest/Estate* Leasehold
Description	PCL 1871 SEC LC; PT LT 8 CON 2 STOCK BEING N 1/2 OF S 1/2 & N 1/2; MINING CLAIM P1226656 STOCK; MINING CLAIM P1226657 STOCK; MINING CLAIM P1226658 STOCK; PT MINING CLAIM P1226659 STOCK; MINING CLAIM P1226660 STOCK; MINING CLAIM P1226661 STOCK; PT LT 8 CON 3 STOCK BEING S 1/2 OF S 1/2; MINING CLAIM P1226419 STOCK; MINING CLAIM P1226421 STOCK; PT LT 9 CON 2 STOCK BEING N 1/2 OF S 1/2 & N 1/2; MINING CLAIM P1226662 STOCK; MINING CLAIM P1226667 STOCK; MINING CLAIM P1226663 STOCK; MINING CLAIM P1226664 STOCK; MINING CLAIM P1226665 STOCK; MINING CLAIM P1226666 STOCK; PT LT 9 CON 3 STOCK BEING S 1/2 OF S 1/2; MINING CLAIM P1226420 STOCK; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0233 LT *Interest/Estate* Leasehold
Description	PCL 1657 SEC LC ALL THOSE PARCELS OR TRACTS OF LAND AND LAND UNDER WATER IN THE TWP OF STOCK; MRO; PT BROKEN LT 10 CON 1 STOCK; MINING CLAIM P 525654 STOCK; MINING CLAIM P 567927 STOCK AS IN CLE1392; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0234 LT *Interest/Estate* Leasehold
Description	PCL 1658 SEC LC MRO; PT LT 11 CON 1 STOCK; PT OF THE BED OF REID LAKE IN FRONT OF LT 11 CON 1 STOCK; COMPRISING OF MINING CLAIM P 516672 STOCK; MINING CLAIM P 522388 STOCK; MINING CLAIM P 522389 STOCK; MINING CLAIM P 522391 STOCK; MINING CLAIM P 522392 STOCK; MINING CLAIM P 522390 STOCK; MINING CLAIM P 516673 STOCK; MINING CLAIM P 522387 STOCK PT 1-9, 6R6013; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0235 LT *Interest/Estate* Leasehold
Description	PCL 1195 SEC LC MRO; N PT LT 3 CON 1 STOCK MORE PARTICULARLY DESCRIBED AS BEING THAT PT OF THE SAID LT LYING N OF A LINE DRAWN ACROSS THE SAID LT ON A COURSE OF W AST'Y FROM A POINT IN THE E BOUNDARY THEREOF DISTANT 2690.16 FT MEASURED NLY THEREON FROM THE SE ANGLE OF THE SAID LT, COMPRISING OF; MINING CLAIM P. 354552 STOCK; MINING CLAIM P. 354553 STOCK; MINING CLAIM P. 354554 STOCK; MINING CLAIM P. 354555 STOCK; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0236 LT *Interest/Estate* Leasehold
Description	PCL 1195 SEC LC MRO; S PT LT 4 CON 2 STOCK MORE PARTICULARLY DESCRIBED AS BEING THAT PT OF SAID LT LYING S OF A LINE DRAWN E AST'Y ACROSS SAID LT FROM A POINT IN THE W BOUNDARY THEREOF DISTANT 2600.40 FT MEASURED SLY THEREON FROM THE NW ANGLE OF THE SAID LT, COMPRISING OF; MINING CLAIM P. 354605 STOCK; MINING CLAIM P. 354606 STOCK; MINING CLAIM P. 354607 STOCK; MINING CLAIM P. 354608 STOCK; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0237 LT *Interest/Estate* Leasehold
Description	PCL 1195 SEC LC MRO; SE 1/4 OF N 1/2 LT 9 CON 1 STOCK; MINING CLAIM P. 342351 STOCK; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0238 LT *Interest/Estate* Leasehold
Description	PCL 1131 SEC LC MRO; S 1/2 LT 5 CON 2 STOCK COMPRISING OF; MINING CLAIM L. 76082 STOCK; MINING CLAIM L. 76087 STOCK; MINING CLAIM L. 76083 STOCK; MINING CLAIM L. 76084 STOCK; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON
PIN	65363 - 0239 LT *Interest/Estate* Leasehold
Description	PCL 475 SEC LC MRO, IN, UPON AND UNDER THE LAND UNDER THE WATERS OF THAT PT OF REID LAKE, LYING WITHIN THE BOUNDARIES AND PRODUCED BOUNDARIES OF BROKEN LT 10 CON 1 STOCK; COMPRISING OF MINING CLAIM L. 73709 STOCK; MINING CLAIM L. 73710 STOCK; BLACK RIVER-MATHESON
Address	BLACK RIVER-MATHESON

Properties

PIN 65363 - 0240 LT *Interest/Estate* Leasehold

Description PCL 376 SEC LC MRO; SW 1/4 OF N 1/2 LT 9 CON 1 STOCK; MINING CLAIM L. 76079 STOCK; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65363 - 0241 LT *Interest/Estate* Leasehold

Description PCL 471 SEC LC MRO; N PT LT 6 CON 1 STOCK INCLUDING ANY LAND UNDER THE WATER OF DRIFTWOOD CREEK LYING WITHIN THE HEREIN DESCRIBED N PT OF THE SAID LT, COMPRISING OF; MINING CLAIM L. 76080 STOCK; MINING CLAIM L. 76081 STOCK; MINING CLAIM L. 76085 STOCK; MINING CLAIM L. 76086 STOCK WHICH MAY BE MORE PARTICULARLY DESCRIBED AS FOLLOWS: ALL THAT PT OF SAID LT LYING N OF A LINE DRAWN ACROSS SAID LT PARALLEL TO THE N BOUNDARY THEREOF AND DISTANT SLY THEREFROM 40 CHAINS, CONTAINING BY ADMEASUREMENT ONE HUNDRED AND SIXTY (160) ACRES, MORE OR LESS; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65366 - 0126 LT *Interest/Estate* Fee Simple

Description PCL 24577 SEC SEC; S 1/2 LT 5 CON 1 BEATTY EXCEPTING THEREFROM THE LANDS REQUIRED FOR HIGHWAY PURPOSES DESCRIBED AS FOLLOWS; PREMISING THAT THE BEARINGS HEREINAFTER MENTIONED ARE ASTRONOMICAL AND ARE REFERRED TO THE MERIDIAN THROUGH THE CENTRE OF THE TOWNSHIP OF CARR IN LONGITUDE 80 DEGREES 28 MINUTES WEST. COMMENCING AT THE SE ANGLE OF SAID LT; THENCE N 00 DEGREES 07 MINUTES 30 SECONDS WEST ALONG THE E BOUNDARY OF SAID LOT 33 FT; THENCE S 89 DEGREES 49 MINUTES 30 SECONDS WEST 2656.49 FT TO A POINT IN THE W BOUNDARY OF SAID LT; THENCE S 00 DEGREES 07 MINUTES E ALONG THE SAID W BOUNDARY 33 FT TO THE SW ANGLE OF SAID LT; THENCE N 89 DEGREES 49 MINUTES 30 SECONDS E ALONG THE S BOUNDARY OF SAID LT 2656.49 FT TO THE POC, CONTAINING 2.012 ACRES, MORE OR LESS; SRO N 1/2 OF LT 5 CON 1 BEING; MINING CLAIM L13391 BEATTY; MINING CLAIM L15799 BEATTY; MINING CLAIM L22257 BEATTY; MINING CLAIM L22258 BEATTY; SRO W1/2 LT 4 CON 1 BEATTY BEING; MINING CLAIM L11397 BEATTY; MINING CLAIM L16477 BEATTY; MINING CLAIM L22527 BEATTY; MINING CLAIM L22915 BEATTY SRO; PT LT 4 CON 2 BEATTY BEING THE SW1/4 OF S1/2; MINING CLAIM L13510 BEATTY SRO; PT LT 5 CON 2 BEATTY BEING THE S1/2 OF S1/2; MINING CLAIM L13508 BEATTY; MINING CLAIM L13509 BEATTY; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65366 - 0127 LT *Interest/Estate* Fee Simple

Description PCL 14572 SEC SEC; PT LT 6 CON 1 BEATTY AS IN C130522 EXCEPT EXPROP C69085; S/T C341846; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65366 - 0129 LT *Interest/Estate* Fee Simple - Mining Rights

Description PCL 23874 SEC SEC MRO; LT 7 CON 1 BEATTY EXCEPT PT 1, 6R3881, C98447 & C98448; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65366 - 0143 LT *Interest/Estate* Fee Simple

Description PCL 4150 SEC SEC; S1/2 LT 8 CON 1 BEATTY EXCEPT C506564, C69085, C511438; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65366 - 0199 LT *Interest/Estate* Leasehold

Description PT LT 6 CON 1 BEATTY BEING ALL OF MINING CLAIM L 1115059 DESIGNATED AS PT 1, 6R7912; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0520 LT *Interest/Estate* Fee Simple

Description PCL 23687 SEC SEC FIRSTLY: SRO OF; W 1/2 OF N 1/2 LT 4 CON 5 HISLOP EXCEPTING THAT PT AS DESCRIBED AS FOLLOWS: COMMENCING AT THE NW ANGLE OF THE ABOVE LT 4; THENCE ALONG THE N BOUNDARY 933.38 FT; THENCE SLY PARALLEL TO THE W BOUNDARY 933.38 FT; THENCE WLY PARALLEL TO THE N BOUNDARY 933.38 FT TO A POINT ON THE W BOUNDARY; THENCE NLY ALONG THE W BOUNDARY 933.38 FT TO THE POC CONTAINING (20) ACRES, MORE OR LESS; EXCEPT PT 3, 6R6577; SECONDLY: SRO OF THE E 1/2 OF THE N 1/2 OF LT 4 CON 5, TWP OF HISLOP, EXCEPTING PT 1, 6R2510 & PT 5, 6R5694; THIRDLY: N 1/2 LT 5 CON 5 HISLOP; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0521 LT *Interest/Estate* Fee Simple - Surface Rights

Description PCL 24023 SEC SEC SRO; PT N 1/2 LT 4 CON 5 HISLOP PT 1, 6R6577; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

Properties

PIN 65380 - 0525 LT *Interest/Estate* Fee Simple - Surface Rights

Description PCL 10255 SEC SEC SRO; N 1/2 OF N 1/2 LT 3 CON 5 HISLOP; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0531 LT *Interest/Estate* Fee Simple

Description PCL 10706 SEC SEC; S 1/2 LT 4 CON 6 HISLOP; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0532 LT *Interest/Estate* Fee Simple

Description PCL 6413 SEC SEC; SW 1/4 LT 6 CON 6 HISLOP; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0534 LT *Interest/Estate* Fee Simple

Description PCL 388 SEC SEC; PT BROKEN LT 7 CON 6 HISLOP AS IN TP6616, EXCEPT PT 1, 6R3065; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0552 LT *Interest/Estate* Fee Simple

Description PCL 7745 SEC SEC; N 1/2 LT 8 CON 6 HISLOP EXCEPT SRO C69085; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0553 LT *Interest/Estate* Fee Simple

Description PCL 4707 SEC SEC; PT N PT LT 7 CON 6 HISLOP LYING W OF A LAKE AND CREEK ON SAID LT, AND LYING N OF A LINE DRAWN E ASTRONOMICALLY ACROSS SAID LT FROM A POINT IN THE W LIMIT THEREOF DISTANT 41 CHAINS 64 LINKS N FROM THE SW ANGLE OF THE LT, CONTAINING 46 ACRES MORE OR LESS; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0555 LT *Interest/Estate* Fee Simple - Surface Rights

Description PCL 15466 SEC SEC; PT N PT BROKEN LT 7 CON 6 HISLOP LYING E OF THE LAKE AND CREEK AND N OF A LINE DRAWN E AST'Y ACROSS SAID LT FROM A POINT IN THE W BOUNDARY THEREOF DISTANT 41 CHAINS, 64 LINKS N FROM THE SW ANGLE OF THE LT, CONTAINING BY ADMEASUREMENT ONE HUNDRED AND ONE-HALF (100 1/2) ACRES, MORE OR LESS, EXCEPTING THAT PT DESCRIBED AS FOLLOWS: STARTING AT THE NE ANGLE OF THE ABOVE LT; THENCE WLY ALONG THE N BOUNDARY OF SAID LT 891 FT; THENCE S AST'Y 33 FT TO THE POC; THENCE S AST'Y 330 FT; THENCE W AST'Y 264 FT; THENCE N AST'Y 330 FT; THENCE E AST'Y 264 FT TO THE POC, CONTAINING BY ADMEASUREMENT TWO (2) ACRES, MORE OR LESS, EXCEPT C69085 & C506571 AND MRO AS IN C436459; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0556 LT *Interest/Estate* Fee Simple - Mining Rights

Description PCL 23876 SEC SEC MRO; N 1/2 LT 6 CON 6 HISLOP AND; PT N PT BROKEN LT 7 CON 6 HISLOP LYING E OF THE LAKE AND CREEK AND N OF A LINE DRAWN E AST'Y ACROSS SAID LT FROM A POINT IN THE W BOUNDARY THEREOF DISTANT 41 CHAINS, 64 LINKS N FROM THE SW ANGLE OF THE LT, CONTAINING BY ADMEASUREMENT 100.5 ACRES, MORE OR LESS, EXCEPTING THAT PT DESCRIBED AS FOLLOWS: STARTING AT THE NE ANGLE OF THE ABOVE LT' THENCE WLY ALONG THE N BOUNDARY OF SAID LT 891 FT; THENCE S AST'Y 33 FT TO THE POC; THENCE S AST'Y 330 FT; THENCE W AST'Y 264 FT; THENCE N AST'Y 330 FT; THENCE E AST'Y 264 FT TO THE POC; CONTAINING BY ADMEASUREMENT 2 ACRES, MORE OR LESS; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0557 LT *Interest/Estate* Fee Simple

Description PCL 2582 SEC SEC; N 1/2 LT 6 CON 6 HISLOP EXCEPT C69085, C506571 & MRO AS IN C436459; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

PIN 65380 - 0558 LT *Interest/Estate* Fee Simple

Description PCL 11511 SEC SEC; PT NE 1/4 LT 5 CON 6 HISLOP AS IN CP5862; BLACK RIVER-MATHESON

Address BLACK RIVER-MATHESON

Properties

PIN	65380 - 0559 LT	*Interest/Estate*	Fee Simple
Description	PCL 3393 SEC SEC; N 1/2 LT 4 CON 6 HISLOP EXCEPT PT 1, 6R7375 & SRO C69085; BLACK RIVER-MATHESON		
Address	BLACK RIVER-MATHESON		
PIN	65380 - 0670 LT	*Interest/Estate*	Leasehold
Description	PT LT 5 CON 6 HISLOP, MINING CLAIM L 104334 BEING PT 5, 6R7913 ; PT LT 6 CON 6, MINING CLAIM L 104335 BEING PT 6, 6R7913 ; BLACK RIVER-MATHE SON		
Address	BLACK RIVER-MATHESON		
PIN	65380 - 0671 LT	*Interest/Estate*	Leasehold
Description	MINING RIGHTS PT OF THE BED OF FROOME LAKE IN FRONT OF PT LT 7 CON 6 HISLOP, MINING CLAIM L 1113087 BEING PT 1, 6R7911 ; BLACK RIVER-MATHESON		
Address	BLACK RIVER-MATHESON		

Chargor(s)

The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name APOLLO GOLD CORPORATION

Address for Service 5655 South Yosemite Street
Suite 200
Greenwood Village, Colorado
80111-3220 USA

I, Michael Hobart, Director and Assistant Secretary, have the authority to bind the corporation.

This document is not authorized under Power of Attorney by this party.

Chargee(s) *Capacity* *Share*

Name RMB RESOURCES INC.

Address for Service 143 Union Boulevard
Suite 900
Lakewood, Colorado
80228 USA

Statements

Schedule: See Schedules

Provisions

Principal	$ 300,000,000.00	*Currency*	CDN
Calculation Period	See Schedule		
Balance Due Date	On Demand		
Interest Rate	25.0% per annum		
Payments			
Interest Adjustment Date			
Payment Date	See Schedule		
First Payment Date			
Last Payment Date			
Standard Charge Terms			
Insurance Amount	full insurable value		
Guarantor			

Additional Provisions

See Schedules

Signed By

Eugenia Bilokin	199 Bay Street, Suite 2800 Toronto M5L 1A9	acting for Chargor(s)	Signed	2008 12 11

Tel 416-863-2400

Fax 4168632653

Submitted By

BLAKE CASSELS & GRAYDON LLP	199 Bay Street, Suite 2800 Toronto M5L 1A9	2008 12 11

Tel 416-863-2400

Fax 4168632653

Fees/Taxes/Payment

Statutory Registration Fee	$60.00
Total Paid	$60.00

File Number

Chargee Client File Number : 74109/3

This is a Notice of Charge by Apollo Gold Corporation of its leasehold interest in the following PINs:

65363-0060	65363-0235
65363-0061	65363-0236
65363-0064	65363-0237
65363-0085	65363-0238
65363-0086	65363-0239
65363-0087	65363-0240
65363-0088	65363-0241
65363-0232	65366-0199
65363-0233	65380-0670
65363-0234	65380-0671

(collectively, the "**leasehold properties**"),

and its freehold interest in the following PINs:

65363-0026	65380-0520
65363-0027	65380-0521
65363-0062	65380-0525
65363-0065	65380-0531
65363-0091	65380-0532
65363-0204	65380-0534
65363-0210	65380-0552
65363-0219	65380-0553
65363-0225	65380-0555
65366-0126	65380-0556
65366-0127	65380-0557
65366-0129	65380-0558
65366-0143	65380-0559

The Minister of Northern Development and Mines of the Province of Ontario has consented to the charge of the leasehold properties, and a copy of such consent is attached.

Province of Ontario

Schedule

Form 5 – Land Registration Reform Act

Additional Property Identifier(s) and/or Other Information

I hereby consent to the attached Charge in favour of RMB RESOURCES INC. as authorized by the Acknowledgement and Direction, dated December 1, 2008, insofar as the aforesaid instrument concerns the rights, entitlements and privileges granted and demised by the following Mining Leases held by APOLLO GOLD CORPORATION.

108205, now in PIN # 65363-0060(LT), formerly parcel 270LC, comprising Mining Claims L70548 and L70549, in the township of Stock, District of Cochrane. Mining and Surface Rights.

108204, now in PIN # 65363-0061(LT), formerly parcel 271LC, comprising Mining Claims L70550 to L70553 inclusive, in the township of Stock, District of Cochrane. Mining and Surface Rights.

108203, now in PIN # 65363-0064(LT), formerly parcel 272LC, comprising Mining Claims L70554 to L70557 inclusive, in the township of Stock, District of Cochrane. Mining and Surface Rights.

108208, now in PIN # 65363-0085(LT), formerly parcel 269LC, comprising Mining Claims L70542, L70543, L70546 and L70547, in the township of Stock, District of Cochrane. Mining and Surface Rights.

108206, now in PIN # 65363-0086(LT), formerly parcel 268LC, comprising Mining Claims L70540, L70541, L70544 and L70545, in the township of Stock, District of Cochrane. Mining and Surface Rights.

108207, now in PIN # 65363-0087(LT), formerly parcel 267LC, comprising Mining Claims L70538 and L70539, in the township of Stock, District of Cochrane. Mining and Surface Rights.

108209, now in PIN # 65363-0088(LT), formerly parcel 266LC, comprising Mining Claims L70536 and L70537, in the township of Stock, District of Cochrane. Mining and Surface Rights.

107376, now in PIN # 65363-0232(LT), formerly parcel 1871LC, comprising Mining Claims P1226656 to P1226661 inclusive, P1226419 to P1226421 inclusive, P1226662 to P1226667 inclusive, in the township of Stock, District of Cochrane. Mining and Surface Rights.

106133, now in PIN # 65363-0233(LT), formerly parcel 1657LC, comprising Mining Claims P525654 and P567927, in the township of Stock, District of Cochrane. Mining Rights Only.

106132, now in PIN # 65363-0234(LT), formerly parcel 1658LC, comprising Mining Claims P516672, P516673, P522387 to P522392 inclusive, in the township of Stock, District of Cochrane. Mining Rights Only.

107319, now in PIN # 65363-0235(LT), PIN #65363-0236(LT) and PIN #65363-0237, formerly parcel 1195LC, comprising Mining Claims P354552 to P354555 inclusive, P354605 to P354608 inclusive, P342351, in the township of Stock, District of Cochrane. Mining Rights Only.

107198, now in PIN # 65363-0238(LT), formerly parcel 1131LC, comprising Mining Claims L76082 to L76084 inclusive, L76087, in the township of Stock, District of Cochrane. Mining Rights Only.

106829, now in PIN # 65363-0239(LT), formerly parcel 475LC, comprising Mining Claims L73709, L73710, in the township of Stock, District of Cochrane. Mining Rights Only.

105533, now in PIN # 65363-0240(LT), formerly parcel 376LC, comprising Mining Claim L76079, in the township of Stock, District of Cochrane. Mining Rights Only.

106608, now in PIN # 65363-0241(LT), formerly parcel 471LC, comprising Mining Claims L76080, L76081, L76085, L76086, in the township of Stock, District of Cochrane. Mining Rights Only.

108180, now in PIN # 65366-0199(LT), comprising Mining Claim L1115059, in the township of Beatty, District of Cochrane. Mining and Surface Rights.

108179, now in PIN # 65380-0670(LT), comprising Mining Claims L1048334 and L1048335, in the township of Hislop, District of Cochrane. Mining and Surface Rights.

108181, now in PIN # 65380-0671(LT), comprising Mining Claim L1113087, in the township of Hislop, District of Cochrane. Mining Rights Only.

Dated at Sudbury, this 10th day of December, 2008.

Roy Denomme
Acting Senior Manager, Mining Lands Section
On behalf of the Minister of Northern Development and Mines

SCHEDULE

of Additional Provisions

RECITAL:

The Chargor has agreed to grant this Charge to and in favour of the Chargee as general and continuing collateral security for the due payment and performance of the Obligations (as defined below).

NOW THEREFORE for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

1. Definitions

All capitalized terms used in this Charge that are not otherwise defined in this Charge shall have the meaning given to them in the Security Agent Agreement, and clause 1.2 of the Security Agent Agreement applies, with the necessary changes, to this agreement, unless the context otherwise requires. In addition in this Charge, unless the context requires otherwise:

"**Charge**" means this charge/mortgage of land (including the attached charge/mortgage form, this schedule and all other schedules to this charge), as it may be amended, restated or replaced from time to time.

"**Chargee**" means RMB Resources Inc., as security agent for the Finance Parties under the Security Agent Agreement, and its successors and assigns.

"**Chargor**" means Apollo Gold Corporation, and its successors and assigns.

"**Default**" means: (a) the failure by the Chargor to repay or perform any of the Obligations when due and payable or when due to be performed, as the case may be; or (b) the occurrence and during the continuance of an Event of Default (as specified in a Facility Agreement) or an Event of Default or Termination Event (as specified in an ISDA Master Agreement).

"**Expenses and Costs**" means all expenses, costs and charges incurred by or on behalf of the Finance Parties in connection with this Charge, including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of the Real Property or other lawful exercises of the powers conferred by the Transaction Documents, and of taking, defending or participating in any action or proceeding in connection with any of those matters or otherwise in connection with the Finance Parties' interest in any Real Property, whether or not directly relating to the enforcement of this Charge or the Facility Agreements.

"**Facility Agreement**" means: (a) the Bridge Facility Agreement; and (b) the Project Facility Agreement.

"**Facility Agreements**" means, collectively, each Facility Agreement and each ISDA Master Agreement.

"**Finance Parties**" means: (a) the Chargee; (b) Macquarie Bank Limited and RMB Australia Holdings Limited as financiers under the Bridge Facility Agreement and the Project Facility Agreement; and (c) each other 'Beneficiary' as that term is defined under the Security Agent Agreement.

"**include**" and "**including**" mean, respectively, include and including without limitation.

"**ISDA Master Agreement**" means (a) any master hedging agreement between the Chargor and Macquarie Bank Limited, including any confirmation or transaction under it; and (b) the master hedging agreement between the Chargor and RMB Australia Holdings Limited, including any confirmation or transaction under it, each as amended, supplemented, modified, extended, renewed, novated, refinanced, restated or replaced from time to time), and the hedging arrangements entered into pursuant to each agreement from time to time.

"**Lands**" means the lands described in the attached charge/mortgage of land.

"**Leases**" means each and every existing and future lease, tenancy, right, use, agreement, occupation, or licence, whether written, oral or otherwise, howsoever made in respect of the whole or any part of the Real Property.

"**Mining Rights**" has the meaning given to it in the Facility Agreement and includes the Unpatented Mining Claims.

"Obligations" means collectively all debts, liabilities and obligations present or future, direct or indirect, absolute or contingent, matured or unmatured at any time or from time to time due or accruing due and owing (including all charges and fees of the Finance Parties due from the Chargor) to the Finance Parties (or any of them) pursuant to or in connection with the Transaction Documents and all Expenses and Costs (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the Chargor, whether or not post filing interest is allowed in such proceedings).

"**Principal Amount**" means the principal amount set out in the attached charge/mortgage of land.

"**Prior Charge**" means any mortgage, charge or other financial encumbrance ranking in priority to this Charge and approved in writing by the Chargee.

"**Real Property**" means all of the present and future interest of the Chargor in: (a) the Lands; (b) any real property charged in this Charge by Section 3 or under the Facility Agreements; (c) all rights, benefits, agreements, licences, privileges, option, rights-of-way, easements, privileges and rights to use or occupy now or hereafter to such real property including all amendments to them, replacements of them and substitutions for them from time to time; (d) all fixtures, improvements, buildings and other structures placed, installed or erected from time to time on any such real property; and, (e) the Unpatented Mining Claims.

"**Receiver**" is defined in Section 21.

"**Rents**" means all rents, additional rents, deposits as security or otherwise, revenues, other money, issues, benefits, rights or profits, present and future, absolute or contingent, derived or to be derived by the Chargor from the Leases or the Real Property.

"**Security Agent Agreement**" a security trust agreement between the Chargor, the Chargee and the other Finance Parties dated on or about the date of this charge, as amended, supplemented, modified, extended, renewed, novated, refinanced, restated or replaced from time to time.

"**Specified Rate**" means the nominal rate of 25% per annum.

"**Unpatented Mining Claims**" means the unpatented mining claims held by the Chargor and listed in the attached **Annex A**.

2. Interpretation

(1) Headings. The division of this Charge into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Charge.

(2) Number and Gender. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

(3) Business Days. If any payment is required to be made or other action is required to be taken or notice to be given pursuant to this Charge on a day that is not a Business Day, then such payment, action or notice shall be made, taken or given on the next Business Day.

(4) Currency and Payment Obligations. Except as otherwise expressly provided in this Charge or in the Facility Agreements, all dollar amounts referred to in this Charge are stated in Canadian Dollars and any payment contemplated by this Charge shall be made by cash, certified cheque or any other method that provides immediately available funds.

(5) Calculation of Interest. In calculating interest payable under this Charge for any period of time, the first day of such period shall be included and the last day of such period shall be excluded.

(6) Statute References. Any reference in this Charge to any statute or any section of it shall, unless otherwise expressly stated, be deemed to be a reference to such statute or section as amended, restated or re-enacted from time to time.

(7) Section and Schedule References. Unless the context requires otherwise, references in this Charge: if to Sections, are to Sections in this Schedule; or, if to Schedules, are Schedules to this Charge.

3. Charge

(1) Lands. In consideration of $10 now paid by the Chargee to the Chargor, the receipt and adequacy of which are acknowledged, and to secure the due payment and performance of the Obligations (including the payment of the Principal Amount), together with interest at the Specified Rate, overdue interest and all other amounts payable by the Chargor to the Chargee or otherwise owing or payable under this Charge, and the performance by the Chargor of all its obligations under this Charge, the Chargor does by this Charge:

(a) charge, mortgage and create a security interest in as and by way of a fixed and specific mortgage and charge to and in favour of the Chargee, its successors and assigns all the right, title, interest and benefit of the Chargor in, to, under or in respect of the Real Property; and

(b) subject to the last-day exception set out in Section 7(m) below, charge as and by way of a fixed and specific mortgage by way of sublease and charge to and in favour of the Chargee, its successors and assigns, all the right, title, interest and benefit of the Chargor, in, to, under or in respect of all its leasehold interests, if any, in the Real Property.

(2) Abutting Land. Where the subdivision control provisions of the *Planning Act* (Ontario) would make the creation of an interest in land under this Charge invalid because the Chargor has an interest in abutting land, the Chargor further mortgages and charges to the Chargee all abutting land that must be included in this Charge to make the security valid.

4. Release by Chargor

The Chargor releases to the Chargee all its claims upon the Real Property, subject to the entitlement to obtain a discharge of this Charge under Section 8 below.

5. Security for Obligations

(1) Security for Obligations. This Charge is general and continuing collateral security for the due payment and performance of the Obligations provided, however, that the amount of the Obligations that are secured by this Charge shall not exceed the Principal Amount, interest and other amounts payable under this Charge. Notwithstanding the foregoing, nothing contained in this Charge shall in any way affect or prejudice any right of the Chargee independently of this Charge to recover the Obligations or any part of them from the Chargor, and if the Obligations exceed the Principal Amount, the Chargee may conclusively determine what part of the Obligations not exceeding the Principal Amount shall be deemed to be secured by this Charge and what part shall be deemed not to be so secured.

(2) Changes of Form. This Charge shall be general and continuing collateral security for the Obligations despite the nature or form of them or any change in the nature or form of them or in the accounts, bills of exchange, promissory notes, guarantees or other obligations now or from time to time hereafter held by the Chargee representing the Obligations or any part of them or in the names of the parties to such bills, notes, guarantees or other obligations or any change in the constitution of the Chargor, whether because of the death or retirement or introduction of one or more partners or members or because of any corporate reorganization, amalgamation, continuance or name change or otherwise.

(3) Reductions of Principal Amount. This Charge secures or may secure loans made pursuant to one or more revolving lines of credit and such security shall continue to be effective whether any revolving line of credit is from time to time reduced and thereafter increased, or entirely extinguished and thereafter incurred again. Despite any other provision of this Charge and for greater certainty, this Charge shall not cease to operate or be or be deemed to be void by reason of the Obligations becoming or being zero at any time or from time to time, and no payment (except for money realized from this Charge) received by the Chargee shall reduce or be deemed to reduce, or be deemed to be a payment on account of, the Principal Amount unless at the time of such payment no Default shall have occurred and be continuing and such payment is specifically appropriated in writing by the Chargee in reduction of the Principal Amount.

(4) Application of Payments. Any and all payments made in respect of the Obligations and interest, and the money or other proceeds realized from the sale of any securities held for it including this Charge, may be applied and reapplied despite any previous application on such part or parts of such Obligations or interest as the Chargee may see fit or as otherwise provided in the Security **Agent** Agreement.

(5) Extensions. The Chargee may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Chargor and with other Persons and security as the Chargee may see fit without prejudice to the Obligations or the Chargee's right to hold and realize the security of this Charge.

(6) No Merger. This Charge shall not operate by way of merger of the Obligations or any part of them or any contract or instrument by which the Obligations may now or at any time hereafter be represented, evidenced or secured. Neither the taking of any judgement nor the exercise of any power of seizure or sale shall operate to extinguish the obligation of the Chargor to pay the Obligations or the Principal Amount together with interest on it, or any other money secured by this Charge, nor shall it operate as a merger of any covenant or affect the right of the Chargee to interest at the Specified Rate, and any judgement shall bear interest at the Specified Rate.

(7) Further Advances. Neither the execution nor the registration of this Charge, nor any loans or advances hereafter made to, or liability hereafter incurred for, the Chargor by the Chargee shall bind the Chargee or any other Person to make or incur any further loan, advance or liability to or for the Chargor or any other Person, but nevertheless the Charge hereby created shall take effect forthwith upon the execution of this Charge by the Chargor.

(8) Additional Security. This Charge is in addition to and not in substitution for any other security now or hereafter held by the Chargee for all or any part of the Obligations. The Chargor agrees that this Charge shall not create any merger or discharge of any debt owing by the Chargor to the Chargee. The Chargor further agrees that this Charge shall not in any way affect any other security now or hereafter held by the Chargee for all or any part of the Obligations.

6. Representation and Warranty of the Chargor

The Chargor represents and warrants to and in favour of the Chargee as follows:

(a) Good Standing. The Chargor:

(i) is a corporation duly incorporated and organized and is validly subsisting under the laws of its incorporating jurisdiction;

(ii) has the corporate power and authority to own and operate its property, to lease any property it leases and to conduct the business in which it is currently engaged; and

(iii) is duly qualified and in good standing under the laws of the Province of Ontario;

(b) Power and Authority. The Chargor has the corporate power and authority to:

(i) own the Lands (if they are freehold) or lease the Lands (if they are leasehold) and operate the Lands and to carry on its business as currently conducted; and

(ii) make, deliver and execute this Charge and each other contract or instrument evidencing or securing the Obligations and to charge the Lands to and in favour of the Chargee as provided for in this Charge;

(c) Authorization. The Chargor has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Charge and each other contract or instrument evidencing or securing the Obligations;

(d) Consent and Authorization. Except to the extent already obtained or made, no consent or authorization of, or filing with, any Person (including, without limitation, any Government Agency) is required in connection with the execution, delivery or performance of its obligations under this Charge or in connection with the validity or enforceability against it of this Charge;

(e) Due Execution. This Charge and each other contract or instrument evidencing or securing the Obligations has been duly executed and delivered by the Chargor and this Charge and each other contract or instrument evidencing or securing the Obligations constitutes a legal, valid and binding obligation enforceable against the Chargor in accordance with its terms, subject to applicable bankruptcy, reorganization, winding up, insolvency and other laws of general application affecting the enforcement of creditors' rights from time to time in effect and subject to the discretionary availability of equitable remedies;

(f) No Legal Bar. The execution, delivery and performance by the Chargor of this Charge and the transactions contemplated by this Charge will not violate any requirement of law applicable to the Chargor or any of its contractual obligations;

(g) Title. The Chargor has good and marketable, registered and beneficial:

(i) title in fee simple to the Lands if the attached charge/mortgage form states that a fee simple interest is charged; or

(ii) leasehold title simple to the Lands if the attached charge/mortgage form states that a leasehold interest is charged,

subject only to any Permitted Encumbrances.

(h) Zoning and Servicing. The Real Property is zoned and serviced to permit the uses presently carried on upon the Real Property.

(i) Mining Rights. With respect to any Mining Rights relating to the Real Property: such Mining Rights are legal, valid and continuing; the Chargor is the legal and beneficial holder of the Mining Rights with good title to them; and, the Chargor has in all material respects complied with its obligations in connection with the Mining Rights to the extent required to date

7. Covenants of the Chargor

The Chargor covenants and agrees with the Chargee that it shall:

(a) Payment. On demand by the Chargee at any time that a Default shall have occurred and be continuing, pay the Principal Amount together with interest on it at the Specified Rate and all other amounts payable under this Charge, in the currency of the relevant obligation as stipulated in the Facility Agreements without deduction or set-off of any kind;

(b) Perform Obligations. Duly and punctually observe and perform all of the terms and conditions of this Charge that are to be observed and performed by it;

(c) Taxes. Pay or cause to be paid all taxes, rates and assessments of whatever nature or kind and to whomever imposed, levied, collected, withheld or assessed as of the date of this Charge or at any time in the future charged or payable with respect to the Real Property by any authority having jurisdiction, including local improvement rates and any and all interest, fines and penalties thereon, when and as they becomes due and payable;

(d) Quiet Possession. On Default, deliver to the Chargee quiet possession of the Real Property free from all encumbrances, subject only to the Permitted Encumbrances;

(e) Government Approvals. Obtain from time to time, and comply in every material respect with all necessary by-laws, leases, licenses, certificates, consents, approvals, permits, rights, agreements and government approvals (including without limitation environmental permits and approvals) required for the use and operation of the Real Property, and ensure that the Real Property is at all times in compliance with all applicable building codes, regulations and ordinances and zoning requirements;

(f) Construction Lien Act. Comply, with respect to the Real Property, with the provisions of the *Construction Lien Act* (Ontario) to the extent required;

(g) Permitted Encumbrances. Perform or cause to be performed all of its covenants and obligations contained in all Permitted Encumbrances and keep all such Permitted Encumbrances in good standing;

(h) No Sale or Transfer. Not sell, transfer, assign or convey its interest (in whole or in part) in any Real Property except as permitted in the Facility Agreements; and

(i) No Security Interests. Not create or assume or purport to create or assume any mortgage, charge, encumbrance or other security interest affecting the Real Property or any part of it other than the Permitted Encumbrances, except as may be permitted in the Facility Agreements.

(j) No Decrease. The Chargor will not Dispose of, decrease or diminish any material portion of its interest in the Real Property without the prior written consent of the Charge.

(k) Mining Rights. The Chargor has, and shall continue to have good and valid title to the Mining Rights. The Chargor has take and shall take all action (including the timely payment of annual maintenance fees, recording of instruments, or performance of annual assessment work, or otherwise) necessary to ensure that all conditions and requirements relating to the Mining Rights are observed and performed and that the Mining Rights remain valid and are in full force and effect. The Mining Rights are free of Encumbrances other than Permitted Encumbrances.

(l) No Forfeiture. The Chargor shall keep its Real Property and Mining Rights valid and subsisting and free from liability to forfeiture, cancellation, avoidance or loss.

In addition, with respect to any leasehold interest of the Chargor in any Real Property, the Chargor covenants and agrees with the Chargee as follows:

(m) Last Day. To the extent that it has a leasehold interest in the Real Property, the security created with this Charge shall not extend or apply to the last day of the term or any renewal term of any Lease and it shall stand possessed of such last day in trust and shall assign it as the Chargee may direct it. At the request of the Chargee and at the cost and expense of the Chargor, the Chargor shall sell and assign to the Chargee, or any person appointed by the Chargee, the last day of the term or any renewal term of the Lease. If there is a sale by the Chargee as contemplated by this Charge, the Chargor shall hold such last day in trust for the purchaser. The Chargee may remove the Chargor or any other person from being

a trustee of such last day and upon such removal appoint a new trustee in place of such Chargor; and

(n) No Merger. Unless the Chargee shall otherwise expressly consent in writing, the freehold interest in the Real Property and any leasehold interest of the Chargor in the Real Property under a Lease shall not merge but shall always remain separate despite the union of such interests either in the landlord or tenant under the Lease or in a third party by purchase or otherwise.

8. Discharge

Upon full payment and performance of the Obligations, together with interest at the Specified Rate and all other amounts payable to the Chargee under this Charge, and provided that in either case neither the Chargee nor any other person is under any obligation to make any further loans or advances under the Facility Agreements, the Chargee shall deliver to the Chargor a discharge of this Charge in registrable form upon reasonable prior written request by the Chargor to do so, and all legal and other expenses for the preparation, execution and delivery of such discharge shall be paid by the Chargor to the Chargee at the time of delivery of it.

9. Insurance

(1) Insurance Coverage. The Chargor shall maintain insurance during the continuance of this Charge in accordance with the provisions of the Facility Agreements.

(2) Chargee May Insure. If the Chargor fails to obtain the insurance coverages required by Section 9(1) within two (2) Business Days following delivery of written notice by the Chargee to the Chargor setting out the particulars of any such failure, the Chargee may (but shall not be obliged to) obtain such policies and give the Chargor a further written notice setting out with reasonable particularity the default remedied and the amount and dates of payment of all premiums and other costs incurred by the Chargee in connection therewith to the date of such written notice. The Chargor shall, within 15 days after the giving of such written notice, pay such amounts to the Chargee together with interest on it from the date of payment of such amounts by the Chargee at the Specified Rate, failing which, payment the amount of it, together with such interest, shall constitute part of the Obligations and shall bear interest at the Specified Rate from the date of such payment by the Chargee until paid.

10. Maintenance and Preservation of Security

(1) Maintenance. The Chargor shall maintain and repair the Real Property as required under the Facility Agreements.

(2) Inspections. The Chargor shall permit the Finance Parties access to the Real Property as is provided in the Facility Agreements for the Project.

(3) Maintenance and Preservation of Security. The Chargee may from time to time (without any obligation to do so or any liability in connection with it) make such repairs as the Chargee may deem requisite or proper and may perform any acts, matters or things necessary in the opinion of the Chargee to protect or preserve or prevent damage to any buildings or improvements situate on the Real Property. In addition, the Chargee may from time to time (without any obligation to do so or any liability in connection with it) elect to perform any covenant of the Chargor under this Charge that the Chargor has failed to perform following written notice from the Chargee and that the Chargee is capable of performing, including any covenant the performance of which requires the payment of money, provided that no such performance by the Chargee shall require the Chargee to further perform the covenants of the Chargor. Any amounts paid by the Chargee pursuant to this Section 10(3) shall be repaid by the Chargor to the Chargee on demand, shall be secured by this Charge and shall bear interest from the date of payment by the Chargee at the Specified Rate.

(4) Not Mortgagee in Possession. It is agreed that the Chargee in exercising any of the rights given to the Chargee under this Section 10 shall be deemed not to be a mortgagee in possession.

(5) Not a Building Charge. The buildings, erections, structures or improvements, if any, being erected or to be erected on the Real Property shall form part of it and of the security for the full amount of the money secured by this Charge, but the foregoing shall not constitute this Charge a building mortgage pursuant to section 21 of the *Mortgages Act* (Ontario) or obligate the Chargee or any other Person to advance the Principal Amount or any portion of it or any other amount whether from time to time or in the future in accordance with the progress of such building or upon its completion, occupation or sale or otherwise.

11. Demolition and Alterations

The Chargor covenants that the Chargor will not demolish any part of the buildings, erections, structures, improvements or fixtures on the Lands without the prior written consent of the Chargee.

12. Prior and Other Charges

(1) Chargor to Satisfy Terms. If the Real Property or any part of it should at any time be subject to any Prior Charge or other encumbrance, the Chargor covenants that it will pay or cause to be paid as they become due all payments under it, whether for principal, interest, taxes or otherwise, and will observe, perform and comply with all of the other covenants, provisions and agreements contained in such Prior Charge or other encumbrance.

(2) Chargee May Satisfy Terms. The Chargee may (but shall not be obliged to) satisfy the whole or any part of any Prior Charge or any other prior claim or encumbrance now existing or hereafter affecting the Real Property or any other encumbrance that is not a Permitted Encumbrance (except as to any such Prior Charge or other encumbrance that is a Permitted Encumbrance, so long as the Chargor is not in default under the Prior Charge or so long as the Prior Charge has not matured in accordance with its terms as set out in the registered copy of it registered against title to the Real Property as of the date of this Charge) and the Chargee shall be entitled to all the equities and securities of the Person or Persons receiving such satisfaction. Any amount so paid shall be added to the Obligations, shall bear interest at the Specified Rate and shall be forthwith payable by the Chargor to the Chargee on demand.

13. Fixtures

Except for any fixtures which are under the terms of any Leases the property of tenants of the Real Property and which such tenants are entitled to remove in accordance with the terms of such Leases, all buildings, erections, structures and improvements now or hereafter erected or placed upon the Real Property or now or hereafter attached to or used in connection with the Real Property including all elevators, machinery, motors, furnaces, boilers, oil and gas burners, stokers, blowers, water heaters, television antennae, tanks, electric light fixtures, floor coverings, window blinds, partitions, fire alarm and protective systems, sprinklers, screen doors and windows, refrigerators, stoves and air-conditioning, ventilating, plumbing, electrical, cooking, lighting, heating, cooling and refrigeration fixtures and equipment, and all things appurtenant to them, shall for all purposes of this Charge be fixtures and form part of the Real Property, whether or not affixed at law to the Real Property.

14. Release of Real Property by Chargee

The Chargee may at its discretion release from this Charge the Real Property or any part of it at any time and from time to time, either with or without any consideration for it, without being accountable for the value of it or for any money except those actually received by the Chargee, and without thereby releasing any other part of the Lands or any Person from this Charge or from any of the covenants contained in this Charge. No sale or other dealing by the Chargor with the Real Property or any part of it shall in any way change the Obligations or in any way alter the rights of the Chargee as against any Person liable for payment of the Obligations, interest or any other money payable under this Charge.

15. Expropriation

If the Real Property or any part of it shall be expropriated by any Government Agency having powers of expropriation, all money payable in respect of such expropriation shall be paid to the Chargee and, if received by the Chargor, shall be received in trust for the Chargee and

forthwith paid over to the Chargee. Such money shall, at the option of the Chargee, be applied against the Obligations or such part of them as the Chargee may determine, or be held unappropriated in a collateral account as continuing security for the full payment and performance of the Obligations. The Chargor shall forthwith deliver to the Chargee a copy of any notice of expropriation or proposed expropriation received by the Chargor in respect of the Real Property.

16. Non-Apportionment

Every part or lot into which the Real Property is or may hereafter be divided does and shall stand charged with the whole of the Principal Amount and interest and all other amounts payable under this Charge, and no Person shall have any right to require the Principal Amount or interest or such other amounts to be apportioned upon or in respect of any such part or lot.

17. Quiet Possession

Until Default, the Chargor shall be entitled to quiet possession of the Real Property.

18. Default

In addition to the Chargee's other rights, whether under this Charge or otherwise, upon the occurrence and during the continuance of any one or more Defaults, at the option of the Chargee, the Obligations (including the Principal Amount), together with all interest and other amounts secured by this Charge, shall forthwith become due and payable.

19. Remedies on Default

Upon the occurrence and during the continuance of Default, the Chargee may, personally or by agent, at such time or times as the Chargee in its discretion may determine, exercise any one or more of the remedies in and by this Charge or conferred by law in case of default, including the following remedies:

(a) Possession - entry into possession and use of the Real Property or any part or parts of it with power, among other things, to exclude the Chargor from it or them, to preserve and maintain the Real Property and to make such repairs, replacements, alterations and additions to the whole or any part of the Real Property that the Chargee may think advisable, to satisfy the whole or any part of any Prior Charge or any other prior claim or encumbrance then affecting the Real Property, to receive rents, income and profits of all kinds owing to the Chargor in respect of the Real Property and to pay from it or them all expenses of maintaining, preserving, protecting and operating the Real Property, including payments which may be due for insurance, Taxes, assessments, charges or liens prior to the charge of this Charge upon the Real Property (including Prior Charges) and for the services of lawyers, agents and other Persons, and all costs, charges and expenses incurred in connection with the execution of the powers contained in this Charge; and to enjoy and exercise all powers necessary to the performance of all functions made necessary or advisable by possession, including the power to advance its own money (with interest payable on it at the Specified Rate) and to enter into contracts and to undertake obligations for the foregoing purposes upon the security of this Charge;

(b) Court Receiver - proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Real Property, and removal or replacement from time to time of any such receiver;

(c) Private Receiver - appointment by instrument in writing of a receiver of all or any part of the Real Property, whether before or after entry into possession of the Real Property or any part of it, and removal or replacement from time to time of any such receiver;

(d) Distress - distraint for arrears of payments in respect of the Principal Amount, interest or any other amount payable under this Charge;

(e) Sale or Lease – sale (in accordance with Section 20), lease or other disposition of all or any part of the Real Property, whether before or after entry into possession of the Real Property or any part of it;

(f) Foreclosure - proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Real Property, with or without entry into possession of it;

(g) Action on Covenant - taking any action or proceeding to enforce the performance of any covenant in favour of the Chargee contained in this Charge, whether before or after entry into possession of the Real Property or any part of it;

(h) Proof of Claim - filing of proofs of claim and other documents to establish the claims of the Chargee in any proceeding relating to the Chargor; and

(i) Other - any other remedy or proceeding authorized or permitted by this Charge or at law or in equity.

No right or remedy of the Chargee under this Charge or that the Chargee may have at law or in equity shall be exclusive or dependent on any other right or remedy, but any one or more of such rights and remedies may from time to time be exercised independently or in combination. The rights, remedies and powers conferred under this Charge are supplementary to and not in substitution for any of the powers that the Chargee may have or be entitled to at law, in equity or otherwise.

20. Power of Sale

(1) Power of Sale. The Chargee, on Default (whether of payment or otherwise) for 15 days, may then on 35 days' prior written notice sell the Real Property. It is agreed that any notice under this Section shall be sufficiently given for all purposes if given in accordance with such applicable statutory provisions as may now or hereafter be in force and that notice shall not be required or lesser notice may be given if and to the extent permitted or authorized under or pursuant to such statutory provisions.

(2) Terms of Sale. Any sale under this Charge may be by public auction, by public tender or by private sale, with only such notice as may be required by law, at such time or times as the Chargee may determine, and either for cash or part cash and part credit, and with or without advertisement, and with or without a reserve bid, and otherwise upon such terms and conditions as the Chargee may determine. The proceeds of any sale or lease of the Real Property may be applied in payment of any costs, charges and expenses, including surveyor's charges, lawyer's fees and disbursements on a full indemnity basis and any agent's charges or commissions, including realtor's and appraiser's fees and commissions, incurred in taking, recovering and keeping possession of the Real Property or in leasing or selling the Real Property or by reason of non-payment or endeavouring to procure payment of money secured by this Charge (including sums which the Chargee has paid for Taxes, insurance and maintenance) as well as in payment of the Principal Amount and interest and all other amounts payable under this Charge to the Chargee. Sales may be made from time to time of portions of the Real Property (including sales of all or any part of the buildings, fixtures and machinery comprising the Real Property) or of the whole of the Real Property. The Chargee may make any stipulations as to title or evidence or commencement of title or otherwise which the Chargee shall deem proper and may rescind or vary any contract for sale of any of the Real Property and may buy in and resell without being answerable for loss occasioned thereby. On any sale under this Charge, the Chargee shall be accountable only for money actually received in cash as and when so received and for such purposes may make and execute all agreements and assurances as the Chargee shall think fit. The purchaser at any sale under this Charge or the lessee under any such lease shall not be bound to see to the legality, propriety or regularity of it, or that Default has happened on account of which the sale or lease is made, and no want of Default or of notice (other than as required by law) shall invalidate any sale or lease under this Charge and the remedy of the Chargor shall be in damages only. No sale or other dealing by the Chargee with the Real Property or any part of it shall in any way change the liability of the Chargor or in any way alter the rights of the Chargee as against the Chargor or any other Person liable for payment of the money secured by this Charge.

21. Receiver

(1) Appointment of Receiver. Upon the occurrence of any one or more events of Default, the Chargee may, in its discretion, by writing appoint a receiver (which term shall include a receiver and manager) (a "**Receiver**") of the Real Property or any part of it and of the rents and profits from it and may from time to time remove any Receiver and appoint another in his place, and in making any such appointment or appointments the Chargee shall be deemed to be acting as the attorney for the Chargor unless the Chargee indicates in writing a contrary intention.

(2) General. The following provisions shall apply in respect of the appointment of any Receiver:

(a) such appointment may be made either before or after the Chargee shall have entered into or taken possession of the Real Property or any part of it;

(b) such Receiver may, in the discretion of the Chargee, be vested with all or any of the powers and discretion of the Chargee and shall have the power to borrow on the security of the Real Property;

(c) the Chargee may from time to time fix the remuneration of such Receiver and direct the payment of such remuneration from out of the proceeds of the Real Property;

(d) such Receiver shall, so far as concerns the responsibility for his acts or omissions, be deemed the agent of the Chargor and in no event the agent of the Chargee and the Chargee in making or consenting to such appointment shall not incur any liability to the Receiver for his remuneration or otherwise howsoever;

(e) such Receiver shall from time to time have the power to collect, realize, sell or otherwise deal with the Real Property in such manner, upon such terms and conditions and at such time or times as may seem to the Receiver to be advisable and without notice to the Chargor;

(f) such Receiver shall from time to time have the power to lease any portion of the Real Property which may become vacant for such term and subject to such provisions as the Receiver may deem advisable or expedient and, in so doing, such Receiver shall act as the attorney or agent for the Chargor (unless specifically appointed by the Chargee as the agent of the Chargee) and such Receiver shall have authority to execute, under seal or otherwise, any Leases of any such premises in the name of and on behalf of the Chargor and the Chargor undertakes to ratify and confirm whatever any such Receiver may do in the premises; and

(g) such Receiver shall have full power to manage, operate, amend, repair, alter or extend the Real Property or any part of it in the name of the Chargor for the purpose of securing the payment of rental from the Real Property or any part of it, including the power to:

(i) take proceedings in the name of the Chargor or otherwise and to make any arrangement or compromise;

(ii) borrow or raise money on all or any part of the Real Property in priority to this Charge or otherwise for such purposes as may be approved by the Chargee;

(iii) give any and all notices to be given by the Chargor under any Leases and exercise any and all rights of the Chargor under them;

(iv) do or cause to be done any and all acts and things under any Lease and adjust and settle all matters relating to such performance; and

(v) institute and prosecute all suits, proceedings and actions which the Receiver in his opinion considers necessary for the proper protection of

the Real Property, defend all suits, proceedings and actions against the Chargor or the Receiver, appear in and conduct the prosecution and defence of any suit, proceeding or action then pending or thereafter instituted and appeal any suit, proceeding or action.

(h) all money from time to time received or collected by such Receiver may be paid by him: firstly, in payment of his commission as Receiver; secondly, in discharge of all rents, Taxes, insurance premiums and outgoings affecting the Real Property and the cost of executing necessary or proper repairs; thirdly, in keeping in good standing any encumbrances on the Real Property prior to this Charge; fourthly, in payment of the interest accruing due under this Charge; fifthly, in payment of the Principal Amount and any other amounts payable by the Chargor under this Charge; and the balance, if any, shall be paid to the Chargor.

22. Attorney of the Chargor

(1) Under Leases. After the occurrence of a Default, the Chargee, as attorney or agent for the Chargor and in its name, may at any time and from time to time, exercise any of the rights, powers, authorities and discretion which under the terms of any of the Leases could be exercised by the Chargor.

(2) On Sale. In case of any sale under this Charge, whether by the Chargee or by a Receiver or under any judicial proceedings, the Chargor agrees that it will, forthwith upon request, execute and deliver to the purchaser such deeds, assurances, conveyances and receipts as may be necessary to transfer good title to the Real Property or any part or parts of it sold, and if in case of any such sale the Chargor shall fail to do so forthwith after request, the Chargee or such Receiver may execute and deliver to the purchaser of the Real Property or any part or parts of it such deeds, assurances, conveyances and receipts as may be necessary to transfer good and sufficient title to it or them, the Chargee or, if appointed, the Receiver being hereby irrevocably constituted the attorney of the Chargor for the purpose of making such sale and executing all deeds, assurances, conveyances, receipts and documents pertaining to it.

23. Limitation of Obligations

The Chargee shall not, nor shall any Receiver appointed by it, be responsible or liable, otherwise than as a trustee, for any debts contracted by it or for salaries during any period during which the Chargee or such Receiver is managing the Real Property or any part or parts of it upon or after entry, as provided for in this Charge, nor shall the Chargee nor the Receiver be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession might be liable.

24. Chargee's Costs

(1) Payment by Chargee. The Chargee may (but shall not be obliged to) pay all costs, charges and expenses (including agents' charges and solicitors' fees and disbursements) incurred from time to time in taking, recovering and keeping possession of the Real Property or in performing work in respect of the buildings, erections, structures and improvements situate on it or in inspecting it and generally in any other proceedings taken to realize the money secured by this Charge or in protecting the security for such money, whether any action or other judicial proceeding to enforce such payment has been taken or not. Any and all amounts so paid shall be added to the Obligations and shall be payable forthwith by the Chargor to the Chargee with interest at the Specified Rate from the date of payment by the Chargee.

(2) Reimbursement by Chargor. The Chargor shall immediately pay to the Chargee all amounts paid or incurred by or on behalf of the Chargee and all costs and expenses of preparing, executing and registering the Charge and any other related instruments, inspecting, protecting, repairing, completing, insuring, taking, keeping possession of and managing all or any part of the Real Property, preparing the Real Property for sale or lease, selling or leasing the Real Property, collecting all or any part of the Principal Amount, the exercise of any of the rights of a Receiver appointed pursuant to the provisions of this Charge and such Receiver's fees and expenses, agents' costs and expenses, legal fees and disbursements, and any other costs and expenses of exercising or protecting the Chargee's rights (under this Charge or otherwise) or all or any part of the Real Property.

25. Amendments

This Charge (or any agreement referred to in this Section) may from time to time be renewed or amended by one or more written agreements between the Chargor and the Chargee, with any increase or decrease in interest or extension of time for payment. Whether or not there are any other instruments registered on title to the Real Property after this Charge at the time any such written agreement is entered into, it will not be necessary for the Chargee to register the written agreement on title to the Real Property in order to retain priority for this Charge, as renewed or amended, over any other instrument registered after this Charge. No amendment of this Charge shall be effective unless made in writing and signed by the parties to this Charge.

26. Copy of Charge

The Chargor acknowledges having received a true copy of this Charge.

27. Rights and Waivers

The rights and remedies of the Chargee under this Charge:

(a) are cumulative;

(b) may be exercised as often and in such order as the Chargee considers appropriate;

(c) are in addition to its rights and remedies under the general law; and

(d) shall not be capable of being waived or varied except by virtue of an expressed waiver or variation in writing signed by an officer of the Chargee.

In particular, any failure to exercise or any delay in exercising any of such rights and remedies shall not operate as a waiver or variation of that or any other such right or remedy, any defective or partial exercise of any of such rights and remedies shall not preclude any other or future exercise of that or any other such right or remedy and no act or course of conduct or negotiation on the part of the Chargee or on its behalf shall in any way preclude it from exercising any such right or remedy or constitute a suspension or variation of any such right or remedy.

28. Severability

If any covenant, obligation or agreement contained in this Charge or part of it or the application of it to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Charge or the application of such covenant, obligation or agreement or part of it to any Person or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby. Each covenant, obligation and agreement contained in this Charge shall be separately valid and enforceable to the fullest extent permitted by law.

29. Further Assurances

The Chargor covenants and agrees that it will at all times, at its own cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, charges, assignments and assurances in law, in each case consistent with the terms of this Charge or the Facility Agreements, as the Chargee may require for the better mortgaging, charging, pledging and assigning the Real Property unto the Chargee and for the better accomplishing, effectuating and perfecting of this Charge, including without limiting the generality of the foregoing, such as may be required in order to register or file this Charge or perfect the registration of this Charge wherever the Chargee in its discretion considers that it or notice of it ought to be registered or filed.

30. Notices

All notices and other communications provided for under this Charge shall be given in the form and manner and delivered as specified in the Facility Agreements.

31. Time of Essence

Time shall be of the essence of this Charge in all respects.

32. Deemed Covenants

The covenants deemed to be included in a charge by Subsection 7(1) of the *Land Registration Reform Act* (Ontario) shall be in addition and without limitation to the terms of this Charge.

33. Entire Agreement

This Charge, together with the Transaction Documents, constitutes the entire agreement between the parties pertaining to the subject matter of this Charge and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, warranties, representations or other agreements between the parties in connection with the subject matter of this Charge (whether oral or written, express or implied, statutory or otherwise) except as specifically set out in this Charge and all other contracts or instruments evidencing or securing the Obligations.

34. Governing Law

This Charge shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that Province and shall be treated in all respects as an Ontario contract. Without prejudice to the ability of the Chargee to enforce this Charge in any other proper jurisdiction, the Chargor irrevocably submits and attorns to the non-exclusive jurisdiction of the courts of such Province. To the extent permitted by applicable law, the Chargor irrevocably waives any objection (including any claim of inconvenient forum) that it may now or hereafter have to the venue of any legal proceeding arising out of or relating to this Charge in the courts of such Province.

35. Assignment of Leases and Rents

(1) Assignment. As additional general and continuing collateral security for the due payment and performance of the Obligations (including the payment of the Principal Amount), together with interest at the Specified Rate and all other amounts payable under this Charge, in consideration of $10 now paid by the Chargee to the Chargor, the receipt and adequacy of which are acknowledged, the Chargor assigns, transfers and sets over to and in favour of the Chargee, all its right, title and interest in and the full benefit of:

(a) the Rents; and

(b) the Leases, including the benefit of all tenants' covenants and obligations (other than covenants or obligations to pay Rents) contained in any Leases, or in any agreement collateral to them, and including the benefit of any right, option or obligation of any tenant or other Person to renew or extend any Lease, or to lease other space, and any other collateral advantage or benefit to be derived from the Leases or any of them,

and each and every one of them (all of which are hereinafter collectively referred to as the "**Assigned Lease Rights**"), to have and to hold and to receive them unto the Chargee with full power and authority to demand, collect, sue for, recover, receive and give receipts for Rents and to enforce payment of the Assigned Lease Rights in accordance with and subject to the terms of this Charge.

(2) Performance by the Chargee. Nothing contained in this Charge shall obligate the Chargee to assume or to perform any obligation of the Chargor to any tenant or other Person in respect or arising out of the Assigned Lease Rights or any of them. The Chargee may, however, only after Default, at its option, assume or perform any of such obligations as the Chargee considers necessary or desirable to obtain the benefit of the Assigned Lease Rights free from any right of set-off, deduction or abatement and any money expended by the Chargee in this regard shall form part of the Obligations and shall bear interest at the Specified Rate.

(3) Re-Assignment at the Chargee's Option. The Chargee may, at any time and whether or not Default has occurred, without further request or agreement by the Chargor, re-assign to the Chargor, its successors and assigns, any and all of the Assigned Lease Rights, by an instrument of re-assignment in writing executed by the Chargee delivered to the Chargor at its

address for notice under this Charge. Such instrument upon delivery shall constitute a good and sufficient re-assignment of all of the Chargee's right, title and interest in and benefit of the Assigned Lease Rights to which it pertains and a release and termination of obligations (if any) of the Chargee with respect to them. The Chargee shall not by such re-assignment give any express or implied representation or warranty to the Chargor as to the Assigned Lease Rights or anything related to them.

(4) Re-Assignment upon Discharge of Charge. A discharge of this Charge shall operate as a re-assignment to the Chargor, its successors and assigns, of the Assigned Lease Rights.

(5) Security. The assignment of the Assigned Lease Rights provided for in this Section is to be held by the Chargee as general and continuing collateral security for the due payment and performance of the Obligations, and upon full payment and performance of the Obligations (including the payment of the Principal Amount), together with interest at the Specified Rate and all other amounts payable under this Charge, the Assigned Lease Rights shall be re-assigned to the Chargor or as it may direct.

(6) Until Default. Until Default, the Chargor shall be entitled to receive all Rents and all other benefits under the Leases and to exercise its rights with respect to the Leases and shall not be liable to account for them to the Chargee, but nothing shall permit or authorize the Chargor to collect or receive the Rents contrary to the covenants contained in this Charge.

(7) Default. Upon Default, the Chargee shall have, in addition to any other remedy provided for in this Charge, the following rights and remedies:

(a) to enter upon the Real Property or any part or parts of it for the purpose of collecting the Rents and managing, operating and maintaining its interest in the Real Property; and

(b) to generally perform all such acts including the payment of any expenses in connection with the operation and maintenance of the Real Property and the cancellation, surrender or renewal of existing Leases, the assignment or variation of existing Leases and making concessions to tenants and other Persons and any acts by way of endorsement of the covenants and exercise of the rights contained in the Leases or otherwise, as may in the reasonable opinion of the Chargee be necessary or desirable for the proper operation and maintenance of the Real Property, which acts may be performed in the name of the Chargor or in the name of the Chargee.

(8) Rents. Upon Default, the Chargee may (but shall not be obligated to) collect the Rents, receive the other benefits under the Leases or manage the Real Property, or do all of the foregoing.

(9) Notification. Upon Default, the Chargee may, at any time or from time to time, with respect to any and all Assigned Lease Rights, give to the tenant or other Person from whom the Chargor would have been entitled to receive or claim any benefit under the Assigned Lease Rights in question express notice in writing of this Charge, and thereafter the Chargee shall be entitled to the benefit of section 53(1) of the *Conveyancing and Law of Property Act* (Ontario). Without limiting the foregoing, the Chargee may, after giving such notice, deal with the party or parties to whom it delivered such notice in respect of the Assigned Lease Rights without reference to or consent of the Chargor, as if the Chargee were the absolute owner of the Assigned Lease Rights. The Chargor agrees that any such party or parties may rely upon any notice given by the Chargee or on its behalf pursuant to this Section. The Chargor waives as against any such party or parties any claims it might otherwise have by reason of such party or parties acting on such notice.

(10) Collection Proceedings. Upon Default, the Chargee may (but shall not be obligated to) take in the name of the Chargor from time to time any proceeding that, in the opinion of the Chargee or its counsel, is expedient for the purpose of collecting Rents or securing the payment of Rents or enforcing the Chargor's rights under the Leases, and to demand and receive Rents and give acquittances or receipts for Rents. Upon Default, the Chargee may (but shall not be obligated to) compound, compromise or submit to arbitration any dispute that has

arisen or may arise under the Leases or any of them, including disputes with respect to the amount of Rents or the rights of the parties under any Lease, and any settlement arrived at shall be binding upon the Chargor.

(11) Forbearance. If the Chargee elects to invoke any of its rights under this Section and thereafter, for any reason, relinquishes to the Chargor such rights, the provisions of this Section shall in no respect be terminated, but instead shall remain in full force and effect until the Obligations have been fully paid and performed, it being the intent of the parties that the Chargee shall, from time to time upon the occurrence of any Default under this Charge, have all the rights granted by this Section.

(12) Limitation of the Chargee's Obligations. The Chargee's obligations as to any Rents or other amounts actually collected shall be discharged by the application of such Rents or other amounts against the Obligations and for any of the other purposes described in this Charge. The Chargee shall not be liable for uncollected Rents or other amounts. The Chargee shall not be liable to any tenant or other Person for the return of any security deposit made under any Lease unless the Chargee shall have received such security deposit. The Chargee shall not by reason of this Section or the exercise of any right granted under this Section be responsible for any act committed by the Chargor, or any breach or failure to perform by the Chargor with respect to any of the Assigned Lease Rights. Nothing contained in this Section shall be deemed to have the effect of making the Chargee a mortgagee in possession of the Real Property or any part of the Real Property.

(13) Receipts by the Chargee. The Chargor agrees that all receipts given by the Chargee to any tenant or other Person under the Leases on account of any Rents paid to the Chargee in accordance with the terms of this Section shall constitute a good and valid discharge of such Rents to each such tenant or other Person.

36. Successors and Assigns

This Charge shall enure to the benefit of and be binding on the parties and their respective successors and permitted assigns.

37. Conflict

If there is a conflict or inconsistency between the provisions of the Facility Agreements and the provisions of this Charge, the provisions of the Facility Agreements shall prevail. However, the existence of additional terms, conditions or provisions (including any rights, remedies, covenants, representations or warranties) that are contained in this Charge and that are not included in the Facility Agreements shall not be construed or deemed to be in conflict, and shall remain in effect.

38. Security Agent

The Chargee holds the benefit of this Charge and the security granted hereunder for itself and the other Finance Parties pursuant to the terms of the Security Agent Agreement as security for the payment and performance of the obligations of the Chargor under the Facility Agreements and the other Transaction Documents.

39. Security Agent's limitation of liability protection

(1) **Limitation of liability**

(a) The Security Agent enters into this agreement only in its capacity as security agent under the Security Agent Agreement and in no other capacity.

(b) A liability arising under or in connection with this agreement (whether that liability arises under a specific provision of this agreement, for breach of contract or otherwise) can be enforced against the Security Agent only to the extent to which it can be satisfied out of property of the Fund out of which the Security Agent is actually indemnified for the liability.

(c) The limitation of the Security Agent's liability under this Section 39 applies despite any other provision of this agreement (other than Section 39(3)) and

extends to all liabilities and obligations of the Security Agent in relation to any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

(2) **No action against the Security Agent personally**

The parties may not:

(a) sue the Security Agent personally;

(b) seek the appointment of a liquidator, administrator, receiver or similar person to the Security Agent; or

(c) prove in any liquidation, administration or arrangement of or affecting the Security Agent.

(3) **Exception**

The provisions of this Section 39 will not apply to any obligation or liability of the Security Agent to the extent that it is not satisfied because there is a reduction in the extent, or an extinguishment, of the Security Agent's indemnification out of the assets of the Security Trust, as a result of the Security Agent's fraud, gross negligence or breach of trust.

[Next page is signature page]

Executed and delivered by the Chargor as of the date of the attached charge/mortgage.

APOLLO GOLD CORPORATION

Per: ______________________

Name: Michael Hobart

Title: Director and Assistant Secretary

~~Per:~~ ______________________

~~Name:~~

~~Title:~~

I/We have authority to bind the Corporation.

ANNEX A

UNPATENTED MINING CLAIMS

PORCUPINE MINING DIVISION

	Township or Area	Claim Number
1.	BOND	1206783
2.	BOND	1207243
3.	BOND	1207249
4.	BOND	1207250
5.	BOND	1207251
6.	BOND	1207254
7.	BOND	1227930
8.	BOND	3003093
9.	BOND	4240516
10.	STOCK	1213713
11.	STOCK	1219102
12.	STOCK	1226669
13.	STOCK	1226670
14.	STOCK	1226677
15.	STOCK	1226678
16.	STOCK	1227487
17.	STOCK	1227488
18.	STOCK	1227489
19.	STOCK	1227493
20.	STOCK	1227494
21.	STOCK	1227495

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